UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 19, 2018

Quest Diagnostics Incorporated
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other jurisdiction of incorporation)

001-12215	16-1387862
(Commission File Number)	(I.R.S. Employer Identification No.)

500 Plaza Drive Secaucus, NJ	07094
(Address of principal executive offices)	(Zip Code)

(973) 520-2700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On April 19, 2018 Quest Diagnostics Incorporated issued a press release announcing, among other things, its results for the quarter ended March 31, 2018. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

d.	Exhibit

	99.1	Press release of Quest Diagnostics Incorporated dated April 19, 2017, announcing, among other things, its results for the quarter ended March 31, 2018.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 19, 2018

QUEST DIAGNOSTICS INCORPORATED

By:	/s/ William J. O'Shaughnessy, Jr.
William J. O'Shaughnessy, Jr.
Deputy General Counsel and
Corporate Secretary